Exhibit 99.1

More Than Just A Potash Company September 2018

This presentation includes forward looking statements. Forward-looking statements include statements about our future results of operations and financial position, our business strategy and plans, and our objectives for future operations, among other things. In some cases, you can identify these statements by forward-looking words, such as “estimate,” “expect,” “anticipate,” “project,” “plan,” “intend,” “believe,” “forecast,” “foresee,” “likely,” “may,” “should,” “goal,” “target,” “might,” “will,” “could,” “predict” and “continue.” Forward-looking statements are only predictions based on our current knowledge, expectations, and projections about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions which include, but are not limited to, those listed under the heading “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent periodic filings with the Securities and Exchange Commission. Forward-looking statements are based on current plans, estimates and projections and are subject to inherent risks, uncertainties and other factors which could cause actual results to differ materially from the future results expressed or implied by such forward-looking statements. Any forward-looking statements made in this presentation speak only as of the date hereof. We do not intend to update or revise these forward-looking statements to reflect events or circumstances after the date of this presentation and do not assume any responsibility to do so. You are cautioned not to place undue reliance on any forward-looking statements. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control, incident to our operations. These risks include, but are not limited to, changes in the price, demand or supply of our products; our ability to successfully identify and implement any opportunities to expand sales of water, byproducts, and other non-potassium-related products or other revenue diversification activities; challenges to our water rights; our ability to comply with debt covenants; our ability to expand Trio® sales internationally and manage associated risks; our ability to successfully identify and consummate profitable growth opportunities; the cost of, and our ability to successfully execute, any strategic projects; declines or changes in agricultural production or fertilizer application rates; declines in the use of potassium-related products or water by agricultural industry participants and oil and gas companies; further write-downs of our assets; circumstances that disrupt or limit production; changes in reserve estimates; environmental risks; and changes in government regulations, including environmental and mining regulations, the enforcement of those regulations, and governmental policy changes. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, our actual results and plans could differ materially from those expressed in any forward-looking statements. Certain data and other market information used in this presentation are based on independent industry publications, government publications and other published independent sources. Although we believe these third-party sources are reliable as of their respective dates, we have not independently verified the accuracy or completeness of this information. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, which could cause our results to differ materially from those expressed in these third-party publications. Safe Harbor Safe Harbor 2

Diversified and Strategic Assets Across Several Industries Variety of products, by-products, and markets Well located production provides domestic competitive advantage Essential Products and Services Consistent need for balanced crop and feed nutrients (KCl and Trio®) KCl for industrial applications Significant water rights serving drilling activity in the Permian Basin By-products (salt, magnesium chloride, heavy brine) and oilfield services (high-speed mixing, trucking) enhance our assets Balance Sheet Strength Strong balance sheet allows Intrepid to explore additional high-margin and accretive opportunities inside and outside its fence Vision Entrepreneurial approach to identifying opportunities to diversify cash flows and increase revenue Alignment Members of the management team are substantial shareholders 3 MORE THAN JUST A POTASH COMPANY

Diversified and strategic assets across several industries

DIVERSIFIED PRODUCTION PROFILE

2018 Productive Capacity(1)(2) (tons)

Total tons: 1,395,000 – 1,820,000 Excluding Water and Brine



Potash
300,000 – 420,000
Trio®
400,000
Water Sales
Magnesium Chloride
145,000 – 300,000
Salt(3)
550,000 – 700,000

- Intrepid also produces or sells:
  - Water
  - Heavy Brine
  - Oilfield Services
    - High-speed Mixing
    - Trucking
- Currently building additional magnesium chloride ponds to increase storage and top end of productive capacity by 20,000 tons

(1) Productive capacity as reported and defined in Intrepid's Form 10-K for the year ended December 31, 2017.
(2) Intrepid is not currently producing at rates equal to productive capacity.
(3) Intrepid's evaporative capacity for salt currently exceeds loadout capacity. High end reflects evaporative capacity, low end reflects capacity with current loadout assets.

INTREPID

5

Strategic locations provide access to Diverse markets Sole domestic potash producer within a US market that is heavily dependent on potash imports One of only two langbeinite (Trio®) producers in the world Nearby oil and gas basins provide access to oilfield service companies and create water, by-product, and industrial potash sales opportunities Intrepid Production Facility States that received potash and/or Trio® from Intrepid in 2017 500 mile radius from mines (area of potash pricing advantage for Intrepid) 6 Major oil & gas basins near Intrepid’s assets (Permian, Eagle Ford, Barnett, Paradox, San Juan, DJ-Niobrara, Uinta/Piceance, Green River, Woodford, Granite Wash, & Powder) Wendover Moab Carlsbad

Essential products and services

Compelling Fundamentals for crop nutrients Global Population (bln) (1) Global Middle Class (bln) (2) +29% Food Production (Index) (3)(4) Nutrient Consumption (Mt NPK) (3) Arable Land/Person (ha/person) (3) Potash is Essential for Farmers to Increase Yields +60% +58% 8 Note: Percentage changes in the above graphs reflect the cumulative change over the respective timeframes shown Sources: United Nations Department of Economics and Social Affairs: World Population Prospects: 2017 Revision Global Economy and Development at Brookings: The Unprecedented Expansion of the Global Middle Class Food and Agriculture Organization of the United Nations: World Agriculture towards 2030/2050: The 2012 Revision 2005 is indexed as 100 166 231 263 2005 2030 2050 1.8 3.8 5.4 2009 2020 2030 7.6 8.6 9.8 2017 2030 2050 100 138 160 2005 2030 2050 0.24 0.22 0.20 0.18 2009 2018 2030 2050

Global potash Production, Capacity & Price World Potash Production, Capacity & Consumption(1) 9 1986-2006 Price CAGR: 5% Industry supply-constrained in 2008, demonstrating true operational capacity Overcapacity Has Not Always Led To Oversupply and Price Deterioration Source: Industry consultants, company estimates Prices for Standard KCl FOB Vancouver, which reflects global market price levels. (2) $60 $160 ‘ - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 90,000 100,000 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018F 000 tons KCl World Potash Production World Potash Capacity World Potash Consumption $0 $100 $200 $300 $400 $500 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018F Price per short ton

Sources : Industry consultants, United States Department of Agriculture (USDA), NOAA National Climatic Data Center. Potash consumption is shown in marketing years (July – June) and includes MOP, SOP, and Mg-SOP, converted to KCl-equivalent tons based on K2O content. KCl equivalent consumption has remained relatively constant with an annual volatility of approximately 9.1 percent over the past 30 years. Corn acres planted in the U.S. in the years 2014 through 2018 were 90.6, 88.0, 94.0, 90.2 and 89.1 million acres. (2018 is Sept. USDA forecast) 1982: Recession leads to lower consumption; payment-in-kind program reduces planted acres Major droughts/floods in Corn Belt Droughts Floods 2001- mid 2008: Global economic expansion leads to increased demand (2006 had delayed Chinese negotiations) U.S. potash Consumption Remains Steady & Robust U.S. Potash Consumption 10 2008: Global financial crisis $0 $2 $4 $6 $8 $10 $12 $14 $16 - 2,000 4,000 6,000 8,000 10,000 12,000 $ per Bushel KCl Equivalent Tons ('000) KCl Equivalent Tons Average Consumption Corn Price Soybean Price 9,445

Solar Solution mining of potash: Safe, low-cost, environmentally friendly production Inject brine into idled or created mine works Allow brine to circulate to dissolve the remaining potash Extract potash enriched brine and pump into solar evaporation pond Allow solar evaporation to occur; potash recrystallizes as water evaporates Harvest the potash from the evaporation ponds Mill the product and have it ready for our customers 11 No underground mining equipment or personnel required No natural gas or coal used to evaporate brine

Solar Solution Advantages Technologically-advanced mining and processing methods Improved recoveries Relatively lower production costs Environmentally friendly Only possible in arid climates Additional mill capacity at HB and Moab Opportunities to improve and increase production and efficiency: Additional pond lining in Wendover Additional caverns in Moab Increase HB flooded area Additional pond expansion in Carlsbad AMAX expansion 12

Includes: Barley Citrus Corn Cotton Hay Nuts Potatoes Rice Soybeans Tobacco Wheat Focused sales efforts into agricultural markets for maximum netbacks High-speed mixing and trucking services are generating new sales opportunities into industrial markets Dedicated feed salesman working closely with strategic partner to increase volumes in a higher margin segment Serving Diverse Markets FOR Potash Includes: Cattle Pet Food Pork Poultry Includes: Oil & Gas Flux Manufacturing Potash Sales Mix (1) 13 Tons Sold Agricultural Feed Industrial 2013-2016 figures are pro forma sales estimates to conform to our current annual production capacity of 390,000 tons. 2017 and 2018 figures are actual sales mix and tons sold for the period. 49% 43% 62% 81% 77% 82% 37% 44% 26% 9% 10% 7% 14% 13% 12% 11% 13% 11% - 100,000 200,000 300,000 400,000 500,000 2013 2014 2015 2016 2017 1H 2018

2018 advantage +35% (1) Average net realized sales price per ton is a non-GAAP financial measure calculated as potash gross sales less freight costs, divided by the number of tons sold in the period. Average net realized sales price advantage is a non-GAAP financial measure calculated by us as the difference between our average net realized sales price and the combined estimated average net realized sales prices of The Mosaic Company (MOS) and Nutrien Ltd. (formerly Potash Corporation of Saskatchewan Inc. (POT) and Agrium Inc. (AGU)) (NTR), based on publicly available information and Intrepid estimates. See the non-GAAP reconciliations set forth in in Appendix B of this presentation for additional information. US Production: intrepid’s Competitive Advantage Close-to-market strategy Freight advantage Diverse markets with premium pricing Strong customer relationships +20% or higher in 13 of last 14 years Potash Average Net Realized Sales Price Advantage (1) Provides more top-line potash revenue per ton than average of North American competitors 14 $162 $179 $194 $486 $541 $363 $472 $454 $382 $332 $339 $195 $238 $249 $131 $136 $152 $398 $391 $303 $380 $399 $309 $249 $242 $150 $163 $184 $0 $100 $200 $300 $400 $500 $600 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 1H 2018 Intrepid Average of North American Competitors

$ Per Ton Both trio® and potash price increasing SOP-MG (Trio®) Price (FOB Carlsbad); Potash Price (FOB Cornbelt Warehouse) (1) 15 Source: Green Markets $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 Oct-14 Dec-14 Feb-15 Apr-15 Jun-15 Aug-15 Oct-15 Dec-15 Feb-16 Apr-16 Jun-16 Aug-16 Oct-16 Dec-16 Feb-17 Apr-17 Jun-17 Aug-17 Oct-17 Dec-17 Feb-18 Apr-18 Jun-18 Aug-18 Potassium Magnesium Sulfate - Carlsbad (Trio®) Granular Potash fob Cornbelt Warehouse

Growing our trio® market Potassium, Magnesium and Sulfur in one delivery mechanism Low-chloride potassium crop nutrient ideal for high-value crops Immediately available nutrients Strong solubility profile – delivers nutrients when the plants need them 100% macronutrients Organic – OMRI® listed and California Department of Food Agriculture approved for organic farming High magnesium content – ideal for magnesium deficient soils Trio® Marketing Benefits of Trio® Reliable and responsive supplier Expanded warehouse footprint in United States Right-sizing international efforts to focus on higher netback regions with more favorable freight rates Educating market on benefits of Trio® compared to other magnesium fertilizers Potential to improve freight economics by focusing on single customer/single port shipments 16

Price differential between Trio® and other potassium fertilizers have made Trio® more competitive in some row crop markets Aggressively expanding domestic warehouse footprint Only producer of OMRI® listed langbeinite California Department of Food and Agriculture approved for organic farming Opportunities for Trio® in domestic market Chloride sensitive crops and magnesium deficient soils Row crops with magnesium deficient soils Chloride tolerant crops with mag deficient soils 17 Intrepid production facility Trio® Warehouse

Trio® is currently selling for a significant discount when compared to the nutrient value of its component products Value gap for Trio® at current price levels 18 Source: SOP producer filings, internal estimates. Implied Trio® value is based on 42% of SOP pricing and 58% of estimated MgSO4 pricing Average net realized sales price is a non-GAAP measure. See the non-GAAP reconciliations set forth later in this presentation for additional information Value Gap: $135/ton in Q2 2018 $0 $100 $200 $300 $400 $500 $600 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 Price per ton Realized Value of Trio® Components Actual Value of SOP in Trio® (42%) Realized MgSO4 component value in Trio® (58%) Trio® Net Realized Price Implied Trio(r) value SOP , 42% MgSO4 , 58%

c Chloride Sensitive Crops Crops that do not like chloride and like the potassium, sulfur & magnesium in Trio®. Oranges Tobacco Onions Grapefruit Almonds Strawberries Cocoa Starch Potatoes Flowers Raspberries Chloride Partly Tolerant Crops Crops that can tolerate some chloride but need it applied before start of vegetative growth; may taste better with less chloride. Grapes Potatoes Bananas Tomatoes Spinach Pineapple Coffee Sunflower Chloride Tolerant Crops Traditional row crops in soils that need the sulfur and magnesium. Sandy soils with magnesium deficiencies. Corn Sugar Cane Cotton Palm Oil Soy Beans Wheat Rice Asparagus Trio® has diverse and growing markets Dragon Fruit Durian Combined 5 yr global production CAGR: 1.6% 5 yr CAGR: 2.6% 5 yr CAGR: 2.8% Production growth rates based on world production from 2009-2014 UN FAO statistics 2.4% 2.0% 1.7% 5.0% 4.2% 4.8% 1.9% 1.1% 2.2% 3.7% 0.8% 0.5% 2.7% 2.0% 3.9% 4.1% 0.2% 1.2% 4.6% 4.8% 5.8% 1.6% 6.5% 2.2% 1.2% 19

Trio® is well suited for magnesium-deficient soils Map source: Potassium Sulphates & Potassium Nitrate Market Outlook, 2012 Edition, CRU. We believe Trio®’s global addressable market is substantial However, freight economics of lower volume shipments have made international markets difficult to penetrate 20 Trio® Nutrient Ratio 22% K 2 O, 11% Mg, 22% S K 2 O Mg S

Steady demand growth for potassium sulfate and potassium magnesium sulfate Minimal supply additions announced Non-Chloride K fertilizers include SOP, langbeinite, schoenite, and Patentkali (blend of MgSO4 & SOP) (2) Source: Fertecon Strong Global outlook for non-chloride sources of potassium (1)(2) 21 2 4 6 8 10 2010 2015 2017 2020 2025 Millions or Tons of Product Market Outlook for Non - Chloride K Fertilizers

INCREASING OPPORTUNITIES FOR WATER

- Significant acquisitions and drilling activity surrounding Intrepid's Carlsbad operations has made water a valuable resource in the Permian Basin
  - Highly commercial oil and gas operations
  - Number of drilled but unfraced wells in the Permian Basin has increased 446% since December 2013 and 41% since December 2017[1]
  - Typical frac jobs use $250,000 - 500,000 worth of water [2]
  - Intrepid is ideally located in the Delaware Basin to service this growing market

Number of Drilled but Unfraced Wells in the Permian Basin


+446%
636
1,040
1,246
1,316
2,464
3,470
Dec-2013
Dec-2014
Dec-2015
Dec-2016
Dec-2017
Jul-2018

(1) Source: US Energy Information Administration – Data on number of drilled but uncompleted wells (DUCs)
(2) Source: Frac Focus

INTREPID

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Oil & Gas activity surrounding our mines

Water is generating meaningful cash flow Well-capitalized, experienced companies involved in the Delaware sub-basin of the Permian basin operate in close proximity to our mines and water rights XTO (Exxon), Chevron, Occidental, Devon, Concho Multi-billion dollar acquisitions completed as well as multi-billion dollar drilling programs ongoing Water is generating meaningful cash flow Sales of $10.3 million and cash received of $13.4 million in the first half of 2018(1) Expect $25-35 million in cash from water activity in 2018 High margin potential Low variable costs Minimal capital investment required Based on current sales trend, executed agreements, and announced activity, water sales could generate meaningful cash flow for several years 24 Intrepid had an additional $5.4 million in accounts receivable related to water at June 30, 2018

Increased by-product production, sales, and cash flow Salt, magnesium chloride, and brines are used in a variety of markets including animal feed, industrial applications, consumer applications and the oil and gas industry Salt produced at all three solar facilities Achieved goal of doubling salt sales from 2016 to 2017 Opportunities to continue growth with addition of East road salt production Magnesium chloride generates stable, significant cash flow thanks to long-term partnership with established marketer Adding new ponds in 2018 to increase storage and maximize production potential 25

Brine sales are increasing with activity and production Heavy brine sales used in oil and gas drilling, completions, and production create unique synergies with oilfield companies Production of high-quality 10lb brine has created valuable relationships in the oilfield services industry Sell to over 30 customers in SE New Mexico Minimal capital investment and operating expense First half 2018 sales of $700k and trending upward 26 - 10,000 20,000 30,000 40,000 50,000 60,000 70,000 80,000 Monthly Barrels sold Brine Sales

Strong balance sheet and liquidity position Reduced debt $90 million, or 60%, from $150 million at September 30, 2016, to $60 million at September 30, 2017; committed to pay down another $10 million by the end of 2018 $57.5 million from cash raised in secondary public offering in March 2017 $32.5 million from cash from operations ($27.5 million) and an asset sale ($5.0 million) Outstanding Principal on Senior Notes ($M) Cash balance of $26.2 million as of June 30, 2018 No drawdowns on $35.0 million ABL credit facility as of June 30, 2018 60% reduction in 12 months 27

Continue to increase the diversity of the production profile Maintain operational discipline with a focus on continuous cost improvement Continue to optimize Trio® production while being selective in international sales Expand water and by-product sales by increasing customer base Grow oilfield services products and offerings Entrepreneurial vision to capitalize on high-margin and accretive opportunities Improved balance sheet provides flexibility to explore potential acquisition opportunities and long-term partnerships Looking ahead 28

Appendix A

INTREPID'S RESERVE SUMMARY

Reserve Summary (1)

(tons in thousands)				Proven			Probable		
Product/ Operations	**Date Mine Opened**	**Extraction Method**	**Min. Remaining Life**	**Recoverable Ore Tons**	**Ore Grade (% KCl)**	**Product Tons as KCl**	**Recoverable Ore Tons**	**Ore Grade (% KCl)**	**Product Tons as KCl**
Potash									
West	1931	Underground	71	102,960	23.0%	19,730	57,170	22.4%	10,710
East	1965	Underground	14	21,620	22.0%	3,640	14,620	22.7%	2,500
HB Mine	2012	Solution	39	18,680	37.1%	6,310	2,190	40.2%	800
Moab	1965	Solution	100+	29,890	42.5%	11,890	32,110	44.0%	14,800
Wendover(2)	1932	Brine Evaporation	30	--	--	--	--	0.7%	3,100
Total Potash					**30.60%**	**41,570**		**30.80%**	**31,910**

(tons in thousands)				Proven			Probable		
Operations	**Date Mine Opened**	**Extraction Method**	**Min. Remaining Life**	**Recoverable Ore Tons**	**Ore Grade (% Lang)**	**Product Tons as Langbeinite**	**Recoverable Ore Tons**	**Ore Grade (% KCl)**	**Product Tons as Langbeinite**
Langbeinite									
East	1965	Underground	92	96,120 26	30.0%	28,830	69,370	29.0%	22,160

- Intrepid's reserves in aggregate contain ~73 million tons of potash and ~51 million tons of langbeinite
- Long reserve lives provide opportunity for long-term operations

(1) Source: Intrepid's Annual Report on Form 10-K for the year ended December 31, 2017, filed on February 27, 2018

(2) The reserves associated with the Wendover solar evaporation mine reflect the combination of a shallow and a deep aquifer. There were no proven reserves reported for either aquifer because the shallow aquifer represents an unconventional resource and there is uncertainty of the hydrogeology of the deep aquifer. Accordingly, Intrepid agreed with the SEC in 2008 to report the life of the mine as being equal to 30 years.

INTREPID

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GLOBAL PRODUCTION SUSCEPTIBLE TO "SHOCKS"

Mine Closures Due to Water Inflows


St. Paul mine (Congo) (0.8MM tons KCl / yr)
Berezniki 3 mine (1.8MM tons KCl / yr)
PCA (Patience Lake) (0.8MM tons KCl / yr)
Potacan mine (0.8MM tons KCl / yr)
Berezniki I (1.3MM tons KCl / yr)
1976
1980
1984
1988
1992
1996
2000
2004
2018
Due to geology, in the 70 plus years of potash mining in the Carlsbad area, there has never been a mine lost to flooding or a water incursion
Solikamsk -2 (2 MM tons/yr) sinkhole in Nov. 2014
PCS Penobsquis, New Brunswick (0.8 MM tons KCl / yr)

Mines with at-risk production

- K2 Mine Esterhazy
  - Produced 4.3 million tons KCl in 2017
  - Most recent 10-K indicated more than $163 million costs and capital to mitigate
- Uralkali Solikamsk 2
  - Capacity to produce 2 million tons KCl per year prior to sinkhole incident
- K+S Werra complex
  - Wastewater disposal limits restricted production in 2017 and 2018 (Hattorf, Wintershall, and Unterbreizbach facilities)

Mine Closures Due to Depletion

Depleted Conventional Mines

- Theodore, Amelie, Marie Louis mines- France
- Pasquasi and San Cataldo mines - Italy
- Salzdetfurth, Friedrichshall, Bergmannssegen-Hugo, Siegfried-Giesen, and Niedersachen-Riedel - Germany
- Trona, California
- Horizon-Amax, Wills-Weaver, Saunders – Carlsbad, New Mexico

Mines Currently With Less Than 15 Years Reserve Life

- Carlsbad, NM, United States – Mosaic*, closed
- Hersey, United States – Mosaic*, closed
- Boulby, England – ICL
- Soligorsk I, Belarussia - Belaruskali
- Taquari, Brazil – Vale
- Sigmundshall – K + S

*Mosaic ceased MOP production at both Hersey and Carlsbad in 2014, though it still produces a langbeinite product in Carlsbad.

Sources: Fertecon, Intrepid Potash, and public filings

INTREPID

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Appendix B

Financial Overview Adjusted EBITDA (in millions)(1) Adjusted Net Income (Loss) per Diluted Share(1) Adjusted Net Income (Loss) (in millions)(1) (1) Adjusted net income (loss), adjusted net income (loss) per diluted share, and adjusted EBITDA are non-GAAP measures. See the non-GAAP reconciliations set forth later in this presentation for additional information. 33 Net Income (Loss) (in millions) Cash Provided by (used in) Operating Activities

HISTORICAL SEGMENT INFORMATION

(In thousands)

Potash	2016				2017				2018	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Sales	$ 53,695	$ 39,196	$ 35,357	$ 31,246	$ 27,220	$ 27,814	$ 20,711	$ 19,795	$ 27,064	$ 28,188
Less: Freight costs	6,551	6,882	6,722	6,505	2,959	3,578	2,864	2,417	3,458	3,276
Warehousing and handling costs	2,154	2,132	2,072	2,081	1,512	1,366	1,173	1,505	1,154	1,412
Cost of goods sold	47,288	32,502	29,027	25,201	20,421	18,822	11,534	11,171	17,476	17,221
Lower-of-cost-or-market inventory adjustments	9,007	2,930	4,856	1,587	-	33	113	405	-	-
Costs associated with abnormal production and other[1]	650		-	-	-	-	-	-	-	-
Gross Margin (Deficit)	$ (11,955)	$ (5,250)	$ (7,320)	$ (4,128)	$ 2,328	$ 4,015	$ 5,027	$ 4,297	$ 4,976	$ 6,279
Depreciation, depletion and amortization incurred[2]	$ 12,233	$ 8,647	$ 8,090	$ 8,966	$ 7,563	$ 6,555	$ 6,567	$ 7,154	$ 7,138	$ 6,129

Trio®	2016				2017				2018	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Sales	$ 19,582	$ 12,644	$ 8,286	$ 10,942	$ 21,112	$ 16,096	$ 11,349	$ 13,510	$ 21,237	$ 18,839
Less: Freight costs	3,781	2,049	1,465	2,301	5,762	4,407	3,296	3,755	6,276	5,655
Warehousing and handling costs	510	406	544	1,107	1,258	831	873	1,153	1,118	1,183
Cost of goods sold	12,489	9,348	6,245	8,752	15,452	10,892	7,861	9,642	15,216	14,162
Lower-of-cost-or-market inventory adjustments	-	-	336	1,658	3,824	284	554	2,111	705	76
Costs associated with abnormal production and other[1]	-	1,057	-	-	-	-	-	-	-	-
Gross Margin (Deficit)	$ 2,802	$ (216)	$ (304)	$ (2,876)	$ (5,184)	$ (318)	$ (1,235)	$ (3,151)	$ (2,078)	$ (2,237)
Depreciation, depletion and amortization incurred[2]	$ 1,675	$ 879	$ 597	$ 686	$ 1,699	$ 1,705	$ 1,687	$ 1,693	$ 1,690	$ 1,680

(1) Costs associated with abnormal production for the three months ended March 31, 2016, and June 30, 2016, include costs incurred in conjunction with the conversion of the East facility to Trio®-only production.
(2) Depreciation, depletion and amortization incurred for potash and Trio® excludes depreciation, depletion and amortization amounts absorbed in or (relieved from) inventory.

INTREPID

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Historical Quarterly Production and Sales Note: One short ton equals 2,000 pounds. One metric tonne, which many international competitors use, equals 1,000 kilograms or 2,204.62 pounds. 35 In thousands of short tons 2016 2017 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Production Volume Potash 215 116 52 110 118 63 56 121 125 45 Trio ® 44 71 85 79 71 70 51 51 47 55 Sales Volume Potash 218 168 161 134 101 103 77 70 97 98 Trio ® 50 33 25 38 76 59 43 51 77 69 2018

Non-GAAP Reconciliations To supplement Intrepid's consolidated financial statements, which are prepared and presented in accordance with GAAP, Intrepid uses several non-GAAP financial measures to monitor and evaluate its performance. These non-GAAP financial measures include adjusted net income (loss), adjusted net income (loss) per diluted share, adjusted EBITDA, and average net realized sales price per ton. These non-GAAP financial measures should not be considered in isolation, or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. In addition, because the presentation of these non-GAAP financial measures varies among companies, these non-GAAP financial measures may not be comparable to similarly titled measures used by other companies. Intrepid believes these non-GAAP financial measures provide useful information to investors for analysis of its business. Intrepid uses these non-GAAP financial measures as one of its tools in comparing period-over-period performance on a consistent basis and when planning, forecasting, and analyzing future periods. Intrepid believes these non-GAAP financial measures are used by professional research analysts and others in the valuation, comparison, and investment recommendations of companies in the potash mining industry. Many investors use the published research reports of these professional research analysts and others in making investment decisions. Following is additional information about Intrepid's non-GAAP financial measures, including reconciliations of Intrepid's non-GAAP financial measures to the most directly comparable GAAP measures. 36

NON-GAAP RECONCILIATIONS

Adjusted net income (loss) is calculated as net income (loss) adjusted for certain items that impact the comparability of results from period to period, as set forth in the reconciliation below. Intrepid considers adjusted net income (loss) to be useful because the measure allows for period-to-period comparisons of its operating results excluding items that Intrepid believes are not indicative of its fundamental ongoing operations.

Adjusted Net Income (Loss)

(In thousands)

	2016				2017				2018	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Net Income (Loss)	$(18,427)	$(13,398)	$(18,241)	$(16,567)	$(13,678)	$ (5,935)	$ (1,908)	$ (1,389)	$ 1,757	$ (958)
Adjustments										
Costs associated with abnormal production	650	1,057	-	-	-	-	-	-	-	-
Compensating tax adjustment	-	(1,086)	-	-	-	-	-	-	-	-
Restructuring expense	400	1,914	-	408	-	266	-	-	-	-
Debt Restructuring expense	-	-	-	3,072	-	-	-	-	-	-
Write-off of deferred financing fees	668	784	431	-	518	241	60	-	-	-
Make-whole payment	-	-	806	-	794	1,760	448	-	-	-
Insurance proceeds	-	(1,211)	-	-	-	-	-		-	-
AMT Carryback	-	-	-	-	-	-	-	(2,653)		
Total adjustments	1,718	1,458	1,237	3,480	1,312	2,267	508	(2,653)	-	-
Adjusted Net Income (Loss)	$(16,709)	$(11,940)	$(17,004)	$(13,087)	$(12,366)	$ (3,668)	$ (1,400)	$ (4,042)	$ 1,757	$ (958)

Note: Intrepid had an effective tax rate of 0% for the periods shown

INTREPID

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NON-GAAP RECONCILIATIONS

Adjusted net income (loss) per diluted share is calculated as net income (loss) per diluted share adjusted for certain items that impact the comparability of results from period to period, as set forth in the reconciliation below. Intrepid considers adjusted net income (loss) per diluted share to be useful because the measure allows for period-to-period comparisons of its operating results excluding items that Intrepid believes are not indicative of its fundamental ongoing operations.

Adjusted Net Income (Loss) per Diluted Share

	2016				2017				2018	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Net Income (Loss) per share	$ (0.24)	$ (0.18)	$ (0.24)	$ (0.22)	$ (0.17)	$ (0.05)	$ (0.02)	$ (0.01)	$ 0.01	$ (0.01)
Adjustments										
Costs associated with abnormal production	0.01	0.01	-	-	-	-	-	-	-	-
Compensating tax adjustment	-	(0.01)	-	-	-	-	-	-	-	-
Restructuring expense	0.01	0.03	-	0.01	-	-	-	-	-	-
Debt Restructuring expense	-	-	-	0.04	-	-	-	-	-	-
Write-off of deferred financing fees	0.01	0.01	0.01	-	0.01	-	-	-	-	-
Make-whole payment	-	-	0.01	-	0.01	0.02	-	-	-	-
Insurance proceeds	-	(0.02)	-	-	-	-	-	-	-	-
AMT Carryback					-	-	-	(0.02)		
Total adjustments	0.03	0.02	0.02	0.05	0.02	0.02	-	(0.02)	-	-
Adjusted Net Income (Loss) per Share	$ (0.21)	$ (0.16)	$ (0.22)	$ (0.17)	$ (0.15)	$ (0.03)	$ (0.02)	$ (0.03)	$ 0.01	$ (0.01)

Note: Intrepid had an effective tax rate of 0% for the periods shown

38

NON-GAAP RECONCILIATIONS

Adjusted earnings before interest, taxes, depreciation, and amortization (or adjusted EBITDA) is calculated as net income (loss) adjusted for certain items that impact the comparability of results from period to period, as set forth in the reconciliation below. Intrepid considers adjusted EBITDA to be useful because the measure reflects Intrepid's operating performance before the effects of certain non-cash items and other items that Intrepid believes are not indicative of its core operations. Intrepid uses adjusted EBITDA to assess operating performance.

Adjusted EBITDA

(In thousands)

	2016				2017				2018	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Net Income (Loss)	$(18,427)	$(13,398)	$(18,241)	$ (16,567)	$(13,678)	$ (5,935)	$ (1,908)	$ (1,389)	$ 1,757	$ (958)
Costs associated with abnormal production	650	1,057	-	-	-	-	-	-	-	-
Compensating tax adjustment	-	(1,086)	-	-	-	-	-	-	-	-
Restructuring expense	400	1,914	-	408	-	266	-	-	-	-
Debt Restructuring expense	-	-	-	3,072	-	-	-	-	-	-
Insurance proceeds	-	(1,211)	-	-	-	-	-	-	-	-
Interest expense	2,229	3,000	3,905	2,488	4,421	4,217	1,994	1,061	878	878
Income tax expense (benefit)	2	1	1	(1,366)	5	7	(130)	(2,666)	-	-
Depreciation, depletion, amortization and accretion	14,368	9,841	8,756	9,716	9,323	8,297	8,270	8,877	8,932	7,977
Total adjustments	17,649	13,516	12,662	14,318	13,749	12,787	10,134	7,272	9,810	8,855
Adjusted EBITDA	$ (778)	$ 118	$ (5,579)	$ (2,249)	$ 71	$ 6,852	$ 8,226	$ 5,883	$ 11,567	$ 7,897

39

NON-GAAP RECONCILIATIONS

Average net realized sales price per ton is calculated as sales, less freight costs, divided by the number of tons sold in the period. Intrepid considers average net realized sales price per ton to be useful because it shows average per-ton pricing without the effect of certain transportation and delivery costs. When Intrepid arranges transportation and delivery for a customer, it includes in revenue and in freight costs the costs associated with transportation and delivery. However, many of the Intrepid's customers arrange for and pay their own transportation and delivery costs, in which case these costs are not included in Intrepid's revenue and freight costs. Intrepid uses average net realized sales price per ton as a key performance indicator to analyze sales and pricing trends.

Average Net Realized Sales Price and Average Net Realized Sales Price Advantage

(In thousands), except per ton amounts

Potash:	Year Ended December 31,													
	2005	2006	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017	2018 1H
Sales	$150,381	$138,482	$188,006	$362,703	$250,887	$312,088	$392,331	$402,382	$284,831	$334,323	$217,467	$159,494	$ 95,540	$ 55,246
Freight costs	9,261	8,122	14,271	10,318	13,060	18,021	18,470	21,396	20,796	30,615	18,262	26,661	11,818	6,735
Subtotal	141,120	130,360	173,735	352,385	237,827	294,067	373,861	380,986	264,035	303,708	199,205	132,833	83,722	48,511
Divided by:														
Tons sold (in thousands)	869	729	893	724	440	810	793	839	692	915	587	681	352	195
Average net realized sales price per ton	$ 162	$ 179	$ 194	$ 486	$ 541	$ 363	$ 472	$ 454	$ 382	$ 332	$ 339	$ 195	$ 238	$ 249
Estimated average net realized sales price per ton of North American competitors (NTR (formerly POT and AGU) and MOS)	$ 131	$ 136	$ 152	$ 398	$ 391	$ 303	$ 380	$ 399	$ 309	$ 249	$ 242	$ 150	$ 163	$ 184
Average net realized sales price advantage	$ 31	$ 43	$ 42	$ 88	$ 150	$ 60	$ 92	$ 55	$ 73	$ 83	$ 97	$ 45	$ 75	$ 65
Average net realized sales price advantage expressed as a percentage	24%	32%	28%	22%	38%	20%	24%	14%	24%	33%	40%	30%	46%	35%

INTREPID

40

NON-GAAP RECONCILIATIONS

Average net realized sales price per ton is calculated as sales, less freight costs, divided by the number of tons sold in the period. Intrepid considers average net realized sales price per ton to be useful because it shows average per-ton pricing without the effect of certain transportation and delivery costs. When Intrepid arranges transportation and delivery for a customer, it includes in revenue and in freight costs the costs associated with transportation and delivery. However, many of the Intrepid's customers arrange for and pay their own transportation and delivery costs, in which case these costs are not included in Intrepid's revenue and freight costs. Intrepid uses average net realized sales price per ton as a key performance indicator to analyze sales and pricing trends.

Average Net Realized Sales Price – Trio®

Trio:	2007				2008				2009				2010			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Sales	$ 7,348	$ 7,557	$ 5,669	$ 5,140	$ 17,761	$ 11,537	$ 16,958	$ 6,373	$ 14,872	$ 17,340	$ 11,928	$ 6,776	$ 15,984	$ 13,418	$ 10,225	$ 7,589
Freight costs	2,147	1,933	1,273	1,470	6,324	2,644	2,859	994	2,343	2,088	1,995	1,984	4,387	3,239	2,435	1,670
Subtotal	5,201	5,624	4,396	3,670	11,437	8,893	14,099	5,379	12,529	15,252	9,933	4,792	11,597	10,179	7,790	5,919
Divided by:																
Tons sold (in thousands)	48	52	32	27	93	47	50	17	38	45	40	25	70	63	45	27
Average net realized sales price per ton	$ 108	$ 109	$ 137	$ 137	$ 123	$ 188	$ 283	$ 323	$ 330	$ 338	$ 246	$ 190	$ 167	$ 162	$ 173	$ 222

	2011				2012				2013				2014			
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
Sales	$ 13,627	$ 10,869	$ 16,230	$ 9,897	$ 10,485	$ 10,029	$ 11,135	$ 17,285	$ 16,479	$ 14,485	$ 9,399	$ 11,117	$ 14,378	$ 26,145	$ 18,138	$ 17,405
Freight costs	3,108	2,241	2,625	1,895	1,967	1,532	1,918	2,351	2,631	2,175	1,453	1,801	2,271	4,264	3,079	2,995
Subtotal	10,519	8,628	13,605	8,002	8,518	8,497	9,217	14,934	13,848	12,310	7,946	9,316	12,107	21,881	15,059	14,410
Divided by:																
Tons sold (in thousands)	52	39	54	28	28	26	27	43	39	35	22	27	36	62	43	41
Average net realized sales price per ton	$ 204	$ 222	$ 251	$ 287	$ 302	$ 322	$ 336	$ 347	$ 351	$ 359	$ 353	$ 345	$ 340	$ 350	$ 351	$ 354

	2015				2016				2017				2018	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Sales	$ 26,292	$ 16,558	$ 11,695	$ 15,171	$ 19,582	$ 12,644	$ 8,286	$ 10,942	$ 21,112	$ 16,096	$ 11,349	$ 13,510	$ 21,237	$ 18,839
Freight costs	3,706	2,420	1,773	2,561	3,781	2,049	1,465	2,301	5,762	4,407	3,296	3,755	6,276	5,655
Subtotal	22,586	14,138	9,922	12,610	15,801	10,595	6,821	8,641	15,350	11,689	8,053	9,755	14,961	13,184
Divided by:														
Tons sold (in thousands)	62	37	26	38	50	33	25	38	76	59	43	51	77	69
Average net realized sales price per ton	$ 367	$ 383	$ 379	$ 330	$ 316	$ 320	$ 274	$ 230	$ 202	$ 198	$ 187	$ 190	$ 194	$ 191

(In thousands), except per ton amounts

INTREPID

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For more information visit our website at www.intrepidpotash.com Investor Relations Contact: Brian Frantz Phone: 303.996.3023 Email: brian.frantz@intrepidpotash.com For more information visit our website at www.intrepidpotash.com Investor Relations Contact: Matt Preston Phone: 303.996.3048 Email: matt.preston@intrepidpotash.com